UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2011

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KADANT INC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Compensation of Non-executive Chairman of the Board

On February 9, 2011, the Compensation Committee of the Board of Directors (“Compensation Committee”) of Kadant Inc. (the “Company”) approved a $50,000 retainer for the services of Mr. William A. Rainville, in his capacity as non-executive chairman of the board of directors for 2011. Additionally, as a non-executive member of the board of directors, Mr. Rainville is also entitled to the compensation paid to all non-executive members of the board of directors under our director compensation policy, including an annual cash retainer of $50,000 for 2011 and an annual award of 5,000 restricted stock units. Mr. Rainville served as the Company’s executive chairman of the board of directors from January 3, 2010 until January 2, 2011.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: February 14, 2011	By	/s/ Thomas M. O’Brien
Thomas M. O’Brien Executive Vice President and Chief Financial Officer